FEDERATED MUNICIPAL OPPORTUNITIES FUND, INC.
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Supplement  to the  Prospectus  and Statement of  Additional  Information  dated
October 31, 2003.


In order to more accurately reflect the investment strategy of Federated Municipal Opportunities Fund, Inc. (the "Fund"), which invests a significant portion of its portfolio in high yield tax-exempt municipal securities, the Board of Directors has voted to change the name of the Fund to Federated Municipal High Yield Advantage Fund, Inc. The change will be effective August 1, 2004. This name change does not reflect a change in the investment strategies of the Fund.

Accordingly, please delete all references to Federated Municipal Opportunities Fund, Inc. in the current Prospectus and Statement of Additional Information and replace it with Federated Municipal High Yield Advantage Fund, Inc.



                                                                   June 1 , 2004



Cusip 313910 20 0
Cusip 313910 30 9
Cusip 313910 40 8
Cusip 313910 10 1

30661 (6/04)